Exhibit 4.1
[LOGO OF FISHER COMMUNICATIONS, INC.]
FISHER COMMUNICATIONS

NUMBER	SHARES
Incorporated Under the Laws of the Sate of Washington
CUSIP 337756 20 9
SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that
is the registered owner of                                                             ***SPECIMAN***

fully paid and nonassessable shares of the Common Stock of
FISHER COMMUNICATIONS, INC.
a corporation, transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents.
IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its officers.
[Fisher Communications, Inc. Corporate SEAL]
Dated:

Secretary	President

FISHER COMMUNICATIONS, INC.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UTMA- Custodian
(Cust) (Minor)

TEN ENT -	as tenants by the entireties	under Uniform Transfers to Minors Act

JT TEN -	as joint tenants with right of survivorship and not as tenants in common

(State)
  Additional abbreviations may also be used though not in the above list.
  For value received,                      hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERCATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER
SIGNATURE(S) GUARANTEED

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLON PROGRAM PURSUANT TO S.E.C. Rule 17Ad-15.

2